UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23791

First Trust Private Assets Fund
(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Stockholders is attached herewith.

First Trust
Capital Management

# FIRST TRUST PRIVATE ASSETS FUND

**Annual Report**

March 31, 2025

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Private Assets Fund
This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Private Assets Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST PRIVATE ASSETS FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Management Discussion of Fund Performance with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
Last year marked another impressive year for risk assets as the U.S. economy demonstrated remarkable resilience, supported by strong gross domestic product growth, low but rising unemployment, persistent but easing inflation and robust consumer spending. This backdrop fueled U.S. equities higher, with meaningful performance driven by large-cap U.S. technology stocks. Throughout the year, the Federal Reserve officially pivoted monetary policy as the first interest rate cut materialized in September. Despite lowering the front end of the yield curve, duration assets largely surprised to the downside as the back end steepened in response. As we turned to a new political regime, the positive performance from U.S. equities was tempered by valuation concerns and trade policy which introduced meaningful volatility back into the markets. Shortly after the First Trust Private Assets Fund fiscal year ended March 31, 2025, the administration announced tariff policies that were substantially larger than markets expected resulting in an immediate sell off across risk assets. Tariffs have been implemented faster, at higher rates and with a broader scope than anticipated. The sharp downturn signaled a real-time price adjustment for reduced earnings, contracting price/earnings multiple and the increased risk of recession. Despite the public markets turmoil, we remain excited about the opportunity set present in private markets as dislocations can create compelling entry points in private markets.
While we do not seek to predict the market directionality, it’s important to remain cognizant of the macroeconomic and capital markets backdrop. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors an investment opportunity despite the increased market turbulence across our range of strategies.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Private Assets Fund
For the fiscal year ended March 31, 2025, the Fund posted a positive net return of +21.07%, compared to the S&P 500 index and the Bloomberg U.S. Aggregate Bond index which returned +8.25% and +4.88%, respectively, over the same period. We are pleased with the performance, producing a +10.84% annualized return since inception.
The Fund’s three sub-strategies, including primary funds, co-investments and secondaries, each contributed positively to performance throughout the fiscal year. Notably, the co-investment sleeve drove meaningful performance with a number of strong idiosyncratic valuation increases. The fiscal year brought renewed activity in financing rounds, particularly within artificial intelligence (“AI”) and AI-adjacent sectors. Capital markets activity remained relatively muted with reduced merger and acquisitions activity and an initial public offering (“IPO”) window that was slowly thawing.

Two positions within the Fund completed their IPOs in 2024 — Reddit (NYSE: RDDT) and ServiceTitan (NASDAQ: TTAN). Reddit provided meaningful attribution throughout the year as it traded well above the Fund’s entry valuation, which was realized after the lock-up period expired. While TTAN remains in its lock-up period, the company has traded well in the early months after its IPO. The secondary market continues to offer attractive opportunities for Limited Partner-Led portfolio transactions and direct venture secondaries, allowing the Fund to both transact at meaningful discounts to net asset value or make investments in companies at lower values than previous financing rounds. The disconnect between prices and fundamentals in the secondary market has largely been driven by elevated shareholder liquidity needs and the delayed expectations of these companies going public since 2021. Gains were offset partially by losses in private equity primary funds which have been slow to deploy capital. Private equity funds from the 2021-2023 vintages face a distinct set of challenges shaped by macroeconomic shifts, valuation dynamics, and poor exit environment. These vintages deployed capital during or shortly after the COVID-era, zero interest rate period and also had a more competitive environment as many private market participants overallocated to private equity over this market regime. A combination of fundraising peaking and portfolio company pressures have extended the J-curve for any primary fund private equity investment made within this time period which continue to provide a nominal drag on this portfolio.
From an asset class perspective, the Fund was relatively equally weighted across early, mid, and late-stage venture with small diversifying exposure to traditional buyout. The Fund’s investments in primary funds detracted from overall performance of the strategy as these positions have been in early stages of the funds, which typically have more negative performance. We are confident in the Fund’s positioning, supported by investments in their harvest phases and the Fund’s capacity to deploy fresh capital as it scales.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Portfolio Manager	Portfolio Manager
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Private Assets Fund
FUND PERFORMANCE
March 31, 2025 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Total Return Index. Results include the reinvestment of all dividends and capital gains.
The S&P 500 Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.
Average Annual Total Returns as of March 31, 2025	1 Year	Since Inception
First Trust Private Assets Fund (Inception Date January 3, 2023)	21.07%	10.84%
The S&P 500 Total Return Index	8.25%	20.48%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower. Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Private Assets Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Private Assets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated statement of changes in net assets for the year ended March 31, 2024, and the consolidated financial highlights for the periods ended March 31, 2024 and March 31, 2023, were audited by another independent registered public accounting firm whose report, dated June 4, 2024 (except for Note 2, which is dated December 17, 2024), expressed an unqualified opinion on that consolidated statement of changes in net assets and those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and underlying managers or administrators of the private investment vehicles; when replies were not received from an underlying manager or administrator, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2025

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Number of Shares		Fair Value
	COMMON STOCKS – 13.3%
	CONSUMER STAPLES – 0.5%
5,615	Misfits Markets, Inc.*,d	$202,560
	ENTERPRISE SOFTWARE – 1.4%
3,570	Workrise Technologies, Inc.*,d	508,961
	FINANCIALS – 5.2%
42,727	Chime Financial, Inc.*,d	1,148,803
44,050	Airwallex ESOP Ltd.*,d	660,211
562	Olinda SAS*,d	108,647
	GAMING & ENTERTAINMENT – 2.4%
1,873	Epic Games, Inc.*,d	876,985
	TECHNOLOGY – 3.8%
14,599	Service Titan, Inc.*	1,388,511
	TOTAL COMMON STOCKS – 13.3% (Cost $4,380,459)	4,894,678
	PREFERRED STOCKS – 6.6%
	CONSUMER STAPLES – 4.1%
140,481	Empower Finance, Inc.*,b,d	1,353,530
4,243	Misfits Markets, Inc.*,b,d	154,451
	FINANCIALS – 1.2%
2,248	Olinda SAS*,b,d	448,890
	TECHNOLOGY – 1.3%
130,209	Route App, Inc.*,b,d	499,919
	TOTAL PREFERRED STOCKS – 6.6% (Cost $2,012,488)	2,456,790
	PRIVATE INVESTMENT VEHICLES – 84.3%
	INVESTMENT PARTNERSHIPS – 84.3%
N/Ac	137 Holdings AI II, LLC*	1,481,276
N/Ac	137 Holdings MS LLC-Series 2024-1*	426,538
N/Ac	137 Holdings RBC, LLC*	1,218,782
N/Ac	137 Holdings SXVII, LLC*	46,659
N/Ac	137 Holdings SXX, LLC*	819,148
N/Ac	137 Opportunity Fund, LP*	388,125
N/Ac	137 Ventures VI, LP*	1,012,339
N/Ac	Arlington Capital Partners VI, LP*	736,718
N/Ac	Bain Capital Fund XI, LP*	371,995
N/Ac	Bain Capital Fund XII, LP*	349,663
N/Ac	Carlyle Europe Partners V, S.C.Sp.*	1,003,969
N/Ac	Fund C-1, A Series of Riot Ventures Opportunity Fund, LP*	37,584
N/Ac	GPS IV LP*	164,348
N/Ac	Hedosophia Investments VI E LP*	1,139,631
See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Fair Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/Ac	Hedosophia Partners III LP*	$634,808
N/Ac	Hedosophia Partners V LP*	188,077
N/Ac	Hedosophia Partners V Parallel LP*	72,364
N/Ac	Hedosophia Partners VI LP*	782,925
N/Ac	HS Investments EU21 LP*	37,798
N/Ac	HS Investments EU23 LP*	1,131,792
N/Ac	HS Investments IV M LP*	469,719
N/Ac	HS Investments NA18 LP*	1,645,040
N/Ac	HS Investments V F LP*	872,275
N/Ac	HS Investments VI A LP*	963,302
N/Ac	HS Investments VI B LP*	1,000,810
N/Ac	Kern River Capital, LLC*	250,000
N/Ac	KQ Partners LP*	1,174,417
N/Ac	L Catterton Europe IV, SLP*	508,643
N/Ac	Point72 Hyperscale, LP*,a	118,640
N/Ac	Quiet ML LP*	25,369
N/Ac	Quiet OA Access LP*	1,243,108
N/Ac	Quiet Select FT, LP (Class B)*	753,260
N/Ac	Quiet Select FT, LP (Class C)*	1,254,308
N/Ac	Quiet Select FT, LP (Class D)*	500,000
N/Ac	Quiet Select FT, LP (Class E)*	503,372
N/Ac	Quiet Select FT, LP (Class F)*	755,057
N/Ac	Quiet T1, LP*	1,076,657
N/Ac	Quiet Venture II, LP*	318,866
N/Ac	Quiet Venture III, LP*	1,128,734
N/Ac	RA Capital Nexus Fund II, LP*	165,854
N/Ac	RA Capital Nexus Fund III, LP*	168,841
N/Ac	RA Capital Nexus Fund, LP*	469,119
N/Ac	Reverence Capital Partners Opportunities Fund I LP*	437,279
N/Ac	Savory Fund III Blocked LP*	340,020
N/Ac	Seer Capital Partners Fund LP*	172,826
N/Ac	TPG Tech Adjacencies II Interface*,a	678,958
N/Ac	TPG Tech Adjacencies II Interface II*	323,962
N/Ac	TPG Tech Adjacencies II Vega, LP*	902,968
N/Ac	TPG Tech Adjacencies II Vital CI LP*	777,533
	TOTAL PRIVATE INVESTMENT VEHICLES – 84.3% (Cost $25,963,755)	31,043,476

See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Fair Value
	SHORT-TERM INVESTMENTS – 5.3%
1,939,503	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 4.32%e
	TOTAL SHORT-TERM INVESTMENTS – 5.3% (Cost $1,939,503)	$1,939,503
	TOTAL INVESTMENTS – 109.5% (Cost $34,296,205)	40,334,447
	Liabilities in Excess of Other Assets – (9.5)%	(3,500,854)
	TOTAL NET ASSETS – 100.0%	$36,833,593

* Non-income producing security.
a Held in FT Investments Sub I LLC, which is a wholly owned subsidiary of the Fund.
b Perpetual security. Maturity date is not applicable.
c Investment does not issue shares.
d The value of these securities were determined using significant unobserable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
e The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
137 Holdings AI II, LLCa	Not permitted	N/A	$640,301	$1,481,276	2/21/2024
137 Holdings MS LLC-Series 2024-1a	Not permitted	N/A	270,595	426,538	8/20/2024
137 Holdings RBC, LLCa	Not permitted	N/A	1,003,984	1,218,782	4/24/2024
137 Holdings SXVII, LLCa	Not permitted	N/A	20,531	46,659	4/1/2022
137 Holdings SXX, LLCa	Not permitted	N/A	380,050	819,148	7/31/2023
137 Opportunity Fund, LPa	Not permitted	N/A	304,631	388,125	4/1/2022
137 Ventures VI, LPa	Not permitted	N/A	763,233	1,012,339	11/28/2023
Arlington Capital Partners VI, LPa	Not permitted	N/A	646,587	736,718	12/21/2023
Bain Capital Fund XI, LPa	Not permitted	N/A	510,745	371,995	9/30/2024
Bain Capital Fund XII, LPa	Not permitted	N/A	297,436	349,663	9/30/2024
Carlyle Europe Partners V, S.C.Sp.a	Not permitted	N/A	1,107,943	1,003,969	2/3/2025
Fund C-1, A Series of Riot Ventures Opportunity Fund, LPa	Not permitted	N/A	36,879	37,584	4/1/2022
GPS IV LPa	Not permitted	N/A	164,348	164,348	3/10/2025
Hedosophia Investments VI E LPa	Not permitted	N/A	1,061,412	1,139,631	12/24/2024
Hedosophia Partners III LPa	Not permitted	N/A	611,692	634,808	4/1/2022
Hedosophia Partners V LPa	Not permitted	N/A	217,185	188,077	4/1/2022
Hedosophia Partners V Parallel LPa	Not permitted	N/A	88,063	72,364	4/1/2022
Hedosophia Partners VI LPa	Not permitted	N/A	801,781	782,925	5/23/2024
HS Investments EU21a	Not permitted	N/A	35,898	37,798	4/1/2022
HS Investments EU23 LPa	Not permitted	N/A	610,294	1,131,792	8/23/2023
HS Investments IV M LPa	Not permitted	N/A	361,306	469,719	3/25/2022
HS Investments NA18 LPa	Not permitted	N/A	1,264,285	1,645,040	8/30/2024
HS Investments V F LPa	Not permitted	N/A	607,725	872,275	7/28/2023
HS Investments VI A LPa	Not permitted	N/A	1,001,474	963,302	7/11/2024
HS Investments VI B LPa	Not permitted	N/A	1,017,634	1,000,810	10/15/2024
Kern River Capital, LLCa	Not permitted	N/A	250,000	250,000	3/26/2025
KQ Partners LPa	Not permitted	N/A	455,681	1,174,417	5/9/2024
L Catterton Europe IV, SLPa	Not permitted	N/A	538,592	508,643	3/12/2025
Point72 Hyperscale, LPa	Not permitted	N/A	117,575	118,640	4/1/2022
Quiet ML LPa	Not permitted	N/A	29,171	25,369	4/1/2022
Quiet OA Access LPa	Not permitted	N/A	1,250,000	1,243,108	9/27/2024
Quiet Select FT, LP (Class B)a	Not permitted	N/A	753,260	753,260	1/13/2025
Quiet Select FT, LP (Class C)a	Not permitted	N/A	1,254,308	1,254,308	1/13/2025
Quiet Select FT, LP (Class D)a	Not permitted	N/A	500,000	500,000	2/20/2025
Quiet Select FT, LP (Class E)a	Not permitted	N/A	503,372	503,372	3/19/2025
Quiet Select FT, LP (Class F)a	Not permitted	N/A	755,057	755,057	3/19/2025
Quiet T1, LPa	Not permitted	N/A	706,684	1,076,657	1/29/2024
Quiet Venture II, LPa	Not permitted	N/A	323,624	318,866	4/1/2022
Quiet Venture III, LPa	Not permitted	N/A	902,713	1,128,734	9/8/2023
RA Capital Nexus Fund II, LPa	Not permitted	N/A	87,785	165,854	4/1/2022
RA Capital Nexus Fund III, LPa	Not permitted	N/A	139,536	168,841	4/1/2022
See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
RA Capital Nexus Fund, LPa	Not permitted	N/A	$814,146	$469,119	4/1/2022
Reverence Capital Partners Opportunities Fund I LPa	Not permitted	N/A	351,496	437,279	7/3/2024
Savory Fund III Blocked LPa	Not permitted	N/A	200,000	340,020	3/11/2024
Seer Capital Partners Fund LPa	Not permitted	N/A	137,063	172,826	4/1/2022
TPG Tech Adjacencies II Interfacea	Not permitted	N/A	143,249	678,958	12/28/2023
TPG Tech Adjacencies II Interface IIa	Not permitted	N/A	424,431	323,962	12/29/2023
TPG Tech Adjacencies II Vega, LPa	Not permitted	N/A	750,000	902,968	5/16/2024
TPG Tech Adjacencies II Vital CI LPa	Not permitted	N/A	750,000	777,533	1/6/2025
Totals			$25,963,755	$31,043,476

a Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2025 (Unaudited)

Country of Investment	Value	Percent of Total Net Assets
European Union	$1,003,969	2.7%
United States	39,330,478	106.8%
Total Investments	40,334,447	109.5%
Liabilities in Excess of Other Assets	(3,500,854)	(9.5)%
Total Net Assets	$36,833,593	100.00%
See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2025 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	0.5%
Enterprise Software	1.4%
Financials	5.2%
Gaming & Entertainment	2.4%
Technology	3.8%
Total Common Stocks	13.3%
Preferred Stocks
Consumer Staples	4.1%
Financials	1.2%
Technology	1.3%
Total Preferred Stocks	6.6%
Private Investment Vehicles
Investment Partnerships	84.3%
Total Private Investment Vehicles	84.3%
Short-Term Investments	5.3%
Total Investments	109.5%
Liabilities in Excess of Other Assets	(9.5)%
Total Net Assets	100.0%
See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

Assets:
Investments at fair value (cost $34,296,205)	$40,334,447
Cash	90,299
Receivables:
Distributions from investment partnerships	125,361
Prepaid expenses	25,801
Total Assets	40,575,908
Liabilities:
Line of credit payable (Note 10)	1,000,000
Payables:
Subscriptions received in advance	1,899,000
Fund shares tendered	136,753
Due to Investment Adviser	246,896
Incentive Fee	141,615
Audit fees	114,346
Deferred tax liability	81,891
Legal fees	75,113
Due to custodian	22,112
Fund services expense	21,192
Interest expense	3,397
Total Liabilities	3,742,315
Commitments and contingencies (Note 3 & Note 9)
Net Assets	$36,833,593
Components of Net Assets:
Paid-in capital	$30,726,581
Total distributable earnings	6,107,012
Net Assets	$36,833,593
Number of Shares Outstanding	2,965,800
Net Asset Value per Share	$12.42
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

Investment Income
Interest	$166,622
Dividends	881
Total Investment Income	167,503
Expenses
Investment Management Fee	204,961
Incentive Fee	141,615
Audit fees	98,664
Deferred tax expense	81,891
Trustees’ fees and expenses	60,000
Legal fees	59,174
Registration fees	34,861
Fund services expense	23,681
Chief Compliance Officer fees	21,851
Insurance fees	4,800
Interest expense	3,554
Commitment fees	1,775
Miscellaneous	78,180
Total expenses	815,007
Investment Management Fee waived	(150,867)
Net expenses	664,140
Net Investment Loss	(496,637)
Realized and Unrealized Gain on Investments
Net realized gain on investments	978,591
Net change in unrealized appreciation/depreciation on investments	5,053,391
Net Realized and Unrealized Gain on Investments	6,031,982
Net Increase in Net Assets from Operations	$5,535,345
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (Decrease) in Net Assets from:
Operations
Net investment loss	$(496,637)	$(1,075)
Net realized gain on investments	978,591	8,521
Net change in unrealized appreciation/depreciation on investments	5,053,391	985,589
Net increase (decrease) in net assets from operations	5,535,345	993,035
Distributions to Shareholders
Distributions	(410,378)	—
Total distributions to shareholders	(410,378)	—
Capital Share Transactions
Sale of fund shares	16,299,000	11,055,999
Reinvested distributions	204,133	—
Fund shares repurchased	(369,086)	—
Net increase (decrease) in net assets from capital transactions	16,134,047	11,055,999
Total increase (decrease) in net assets	21,259,014	12,049,034
Net Assets
Beginning of period	15,574,579	3,525,545
End of period	$36,833,593	$15,574,579
Capital Share Transactions
Shares sold	1,482,028	1,143,213
Shares reinvested	18,524	—
Shares repurchased	(31,619)	—
Net change in capital shares	1,468,933	1,143,213
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

Increase (Decrease) in Cash:
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets from operations	$5,535,345
Adjustments to reconcile Net Increase in Net Assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(23,307,759)
Sales of investments	3,284,817
Change in short-term investments, net	1,139,366
Net realized gain	(978,591)
Net change in unrealized appreciation/depreciation	(5,053,391)
Increase in deferred tax liability	81,891
(Increase)/Decrease in operating assets:
Distributions from investment partnerships	(125,361)
Prepaid expenses/assets	(6,108)
Due from Investment Adviser	501,770
Increase/(Decrease) in operating liabilities:
Due to Investment Adviser	161,290
Incentive Fees	141,615
Audit fees	18,629
Legal fees	(41,533)
Fund services expense	4,408
Interest expense	3,397
Shareholder service fees	(27,058)
Chief Compliance Officer fees	(1,850)
Net cash provided by (used in) operating activities	(18,669,123)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	18,198,000
Cost of shares redeemed	(232,333)
Dividends to shareholders, net of reinvestments	(206,245)
Draw on line of credit	1,000,000
Net Cash Provided by Financing Activities	18,759,422
Net Increase (Decrease) in cash	90,299
Cash:
Beginning of period balances:
Cash	—
Total beginning of period balances	—
End of period balances:
Cash	90,299
Total end of period balances	$90,299
Supplemental disclosure of non-cash activities:
Reinvested dividends	$204,133
Supplemental disclosure of cash flow information:
Interest paid	$157
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period January 3, 2023* Through March 31, 2023
Net Asset Value, Beginning of Period	$10.40	$9.97	$10.00
Income (Loss) from investment operations:
Net investment income (loss)1	(0.25)	0.002	(0.03)
Net realized and unrealized gain (loss) on investments	2.42	0.43	0.002
Total from investment operations:	2.17	0.43	(0.03)
Distributions to shareholders
From net investment income	(0.00) 2	—	—
From net realized gains	(0.15)	—	—
Total from distributions	(0.15)	—	—
Net Asset Value, End of Period	$12.42	$10.40	$9.97
Total Return3	21.07%	4.31%	(0.30)%4
Net Assets, end of period (in thousands)	$36,834	$15,575	$3,526
Net investment income (loss) to average net assets:6,10	(2.05)%	(0.01)%	(1.18)%8
(including commitment fees, interest expense, defered tax expense and Incentive Fees)
Ratio of gross expenses to average net assets:5,6,7,9	3.37%	7.10%	14.49%8
(including commitment fees, interest expense, defered tax expense and Incentive Fees)
Ratio of expense waiver to average net assets:6	(0.62)%	(5.13)%	(12.73)%8
(including commitment fees, interest expense, defered tax expense and Incentive Fees)
Ratio of net expenses to average net assets:6,7,9	2.75%	1.98%	1.76%8
(including commitment fees, interest expense, defered tax expense and Incentive Fees)
Portfolio Turnover	15.14%	3.49%	0.22%4
Senior Securities
Total borrowings (000’s) omitted)	$1,000	$—	$—
Asset coverage per $1,000 unit of senior indebtedness11	$37,834	$—	$—

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser.
4 Not annualized.
5 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Investment Adviser.
6 The ratios do not include income/expenses of underlying investment partnerships.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS — Continued

7 If commitment fees, interest expense, deferred tax expense and Incentive Fees had been excluded, the expense ratios would have been lowered by 0.95% for the year ended March 31, 2025. For the year ended March 31, 2024 and the period ended March 31, 2023, the ratios would have remained unchanged.
8 Annualized.
9 Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.
10 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
11 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2025

Note 1 — Organization
First Trust Private Assets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on February 14, 2022. Simultaneous with the commencement of the Fund’s operations on January 3, 2023 (“Commencement of Operations”), a private fund managed by First Trust Capital Management L.P. (the “Investment Adviser”), FT Investments I LLC (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund in exchange for newly issued shares of the Fund. This exchange was nontaxable. The assets received by the Fund had a fair value of $3,336,535, resulting in the issuance of 343,654 newly issued shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to Shareholders for tax purposes. The Predecessor Fund was a private fund that maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The Investment Adviser is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest of the Fund (the “Shares”), that are generally offered as of the first business day of each calendar quarter.
The Fund’s investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally. The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private assets. For purposes of this policy, private assets include direct investments in the equity or debt of a company; investments in general or limited partnerships, funds, corporations, trusts, closed-end private funds (including, without limitation, funds-of-funds) or other investment vehicles that are managed by independent investment advisers; secondary investments and co-investment vehicles (collectively, “Investment Funds”). The Fund’s investments will include direct investments in equity or debt alongside private equity funds and firms. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation
The Fund may invest through its wholly-owned and controlled subsidiary, FT Investments Sub I LLC, a Delaware limited liability company. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of FT Investments Sub I LLC. All inter-company accounts and transactions have been eliminated in consolidation. FT Investments Sub I LLC is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s Prospectus and Statement of Additional Information. As of March 31, 2025, net assets of FT Investments Sub I LLC were $719,818, representing 1.9% of the Fund’s consolidated net assets.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc., the Fund’s administrator (“UMBFS” or the “Administrator”), calculates the Fund’s net asset value (“NAV”) as of the close of business on the last business day of each quarter and at such other times as the Board of Trustees (the “Board” and the members thereof, “Trustees”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined.
The Valuation Designee will determine the fair value of its shares of a private company based on numerous factors, including but not limited to market activity or events in the market. Absent such a transaction or event within a year, or as deemed necessary by the Valuation Designee, but in no

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

instance greater than one year from the quarter end in which such event occurred, the Valuation Designee will engage qualified external valuation consultants to provide an independent valuation.
As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Valuation Designee values the portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private Investment Fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular Investment Fund under consideration.
Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b) Investment Transactions
Interest income is recorded on an accrual basis. Investment transactions are accounted for on a trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the net sale proceeds with the weighted average cost of the investment.
(c) Fund Expenses
The Fund pays all of its expenses or reimburses the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include,

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; all fees and expenses reasonably incurred in connection with the operation of the Fund, such as investment management fee, legal fees, audit fees, accounting, administration, tax preparation fees, custodial fees, costs of insurance, registration expenses, Trustees’ fees, and expenses of meetings of the Board.
(d) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its shareholders (“Shareholders”). Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund. For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(e) Distributions to Shareholders
Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes. For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date.
A Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
(f) Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases from operations during the reporting period. Actual results could differ from those estimates.
(g) Segments
In this reporting period, the Fund adopted Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser, and in consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee from the Fund consisting of two components — a base management fee (the “Investment Management Fee”) and an incentive fee (the “Incentive Fee”). Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a quarterly Investment Management Fee equal to 0.75% on an annualized basis of the Fund’s net assets as of each quarter-end, subject to certain adjustments.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s net profits for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%). The Incentive Fee is equal to 3.75% per quarter (or an annualized rate of 15.00%) of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (defined below). For the purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized gains or losses and income and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.
The Investment Adviser has also entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund, in the amount necessary to ensure that Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, (such as litigation expenses) do not exceed 1.50% of the average daily net assets of the Fund (the “Expense Limit”) through January 3, 2026. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50% for the Fund.
For the year ended March 31, 2025, the Investment Adviser has waived $150,867 in Investment Management Fees. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Adviser, the Investment Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the Expense Limit on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the Expense Limit on Fund expenses at the time of the recoupment. At March 31, 2025, the amount of these potentially recoverable expenses was $652,638. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of the year stated below:
2026	$108,153
2027	393,618
2028	150,867
$652,638
The Fund is relying on an exemptive order from the SEC and has adopted a shareholder service plan with respect to its Shares in compliance with Rule 12b-1 under the Investment Company Act. The shareholder services plan allows the Fund to pay shareholder servicing fees for the servicing of its Shares. Under the shareholder service plan, the Fund will be permitted to pay a shareholder servicing fee up to 0.25% on an annualized basis of the net assets (collectively, the “Shareholder Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. The Fund or the distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who provides certain shareholder services, pursuant to a written agreement. The Shareholder Servicing Fee is paid out of the Fund’s assets attributable to the Shares and decreases the net profits or increases the net losses of such Shares.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, currently serves as the Fund’s distributor. UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or Investment Adviser. For the year ended March 31, 2025, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2025, are reported on the Consolidated Statement of Operations.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.
At March 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$33,995,837
Gross unrealized appreciation	$6,918,143
Gross unrealized depreciation	(579,533)
Net unrealized appreciation (depreciation) on investments	$6,338,610
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended September 30, 2024, there were no reclassifications due to permanent differences in book and tax accounting.
As of September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$303,660
Undistributed long-term capital gains	—
Tax accumulated earnings	303,660
Accumulated capital and other losses	(4,451)
Net unrealized appreciation on investments	2,425,804
Other temporary differences	(100,562)
Total accumulated earnings	$2,624,451
The tax character of the distributions paid during the fiscal year ended September 30, 2024 and September 30, 2023 were as follows:
	2024	2023
Distributions paid from:
Ordinary Income	$—	$—
Net long term capital gains	—	—
Return of Capital	—	—
Total distributions paid	$—	$—
As of September 30, 2024, the Fund had no short-term or long-term net capital loss carryover. As of September 30, 2024, the Fund had qualified late-year ordinary losses of $4,451, which are deferred until fiscal year 2025 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the next taxable year.
FT Investments Sub I LLC has elected to be treated as a corporation for federal and state income tax purposes; consequently it is obligated to pay federal, state and local income tax on taxable income.
The Fund is required to account for FT Investments Sub I LLC’s estimate of income taxes for federal and state purposes through the establishment of a current and a deferred income tax asset/

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

recoverable or liability/payable. FT Investments Sub I LLC’s tax expense or benefit is consolidated into the Fund’s Consolidated Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the future tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes and the amounts used for income tax purposes.
Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
FT Investments Sub I LLC recorded a deferred provision for income tax expense of $81,891 for the year ended March 31, 2025. The deferred income tax is computed by applying the federal statutory income tax rate of 21.0% and estimated applicable state statutory income tax rate of 6.1% to net investment income and realized and unrealized gains (losses) on investments before taxes. As of March 31, 2025 FT Investments Sub I LLC has a deferred tax liability of $81,891.
Note 5 — Investment Transactions
For the year ended March 31, 2025, purchases and sales of investments, excluding short-term investments, were $23,375,776 and $3,312,331, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss from such claims to be remote.
Note 7 — Repurchase of Shares
At the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting tender offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each tender offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each tender offer ordinarily will be limited to the repurchase of approximately 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro-rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
The results of the tender offers conducted year ended March 31, 2025, are as follows:
	Tender Offer	Tender Offer	Tender Offer	Tender Offer
Commencement Date	May 29, 2024	September 6, 2024	December 2, 2024	March 3, 2025
Repurchase Request Date	June 28, 2024	October 4, 2024	December 31, 2024	March 31, 2025
Repurchase Pricing Date	June 28, 2024	October 4, 2024	December 31, 2024	March 31, 2025
Net Asset Value as of Repurchase Pricing Date	$10.62	$11.18	$11.94	$12.42
Amount Repurchased	$110,395	$0	$121,938	$136,753
Percentage of Outstanding Shares Repurchased	0.55%	0.00%	0.38%	0.37%
Note 8 — Fair Value Measurements and Disclosure
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring Fair value in accordance with GAAP and expands disclosure about fair value

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with ASU 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as a practical expedient are not included in the fair value hierarchy. As such, investments in Investment Funds with a fair value of $31,043,476 are excluded from the fair value hierarchy as of March 31, 2025.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2025:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Common Stocks
Consumer Staples	$—	$—	$202,560	$202,560
Enterprise Software	—	—	508,961	508,961
Financials	—	—	1,917,661	1,917,661
Gaming & Entertainment	—	—	876,985	876,985
Technology	1,388,511	—	—	1,388,511
Preferred Securities
Consumer Staples	—	—	1,507,981	1,507,981
Financials	—	—	448,890	448,890
Technology	—	—	499,919	499,919
Short-Term Investments	1,939,503	—	—	1,939,503
Subtotal	$3,328,014	$—	$5,962,957	$9,290,971
Private Investment Vehicles				31,043,476
Total Investments				$40,334,447
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Common Stocks	Preferred Securities
Balance as of March 31, 2024	$1,463,410	$180,412
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Total gains (losses) for the period:	490,659	444,330
Purchases	1,552,098	1,832,048
Sales	—	—
Balance as of March 31, 2025	$3,506,167	$2,456,790
Change in unrealized gains or losses for the period included in earnings for assets held at the end of the reporting period	$490,659	$444,330
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Input	Weighted average	Impact on Valuation from an Increase in Input
Common Stocks	660,211	Market Comparable	Enterprise Value	1.3 − 561.3x	281.3x	Increase
	876,985	Market Comparable/ Recent Transaction	Enterprise Value	0.3 − 67.7x	34x	Increase
	1,968,971	Transaction Price	Transaction Price	N/A	N/A	Increase
Preferred Stocks	1,353,530	Market Comparable/Recent Transaction	Enterprise Value	1.1 − 52.1x	26.6x	Increase
	1,103,260	Transaction Price	Transaction Price	N/A	N/A	Increase
Note 9 — Commitments
Private Investment Vehicles may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2025, are as follows:
Investment Partnerships	Unfunded Commitment
137 Direct Fund, LP	$1,000,000
137 Ventures VI, LP	86,767
Arlington Capital Partners VI, LP	357,448
Bain Capital Fund XII, LP	52,848
Carlyle Europe Partners V, S.C.Sp.	250,430
GPS IV LP	143,493
Hedosophia Partners III LP	3,062
Hedosophia Partners VI LP	698,219
HS Investments Raisin (EU23)	305
L Catterton Europe IV, SLP	35,068
Hedosophia Partners V LP	2,725
Hedosophia Partners V Parallel LP	59
Point72 Hyperscale, LP	37,038
Quiet Venture II, LP	29,858
RA Capital Nexus Fund LP	159,120
Quiet Venture III, LP	597,287
RA Capital Nexus Fund II, LP	25,109
RA Capital Nexus Fund III, LP	76,608
Reverence Capital Partners Opportunities Fund I LP	838
Savory Fund III Blocked LP	800,000
$4,356,284
Note 10 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement establishes a commitment by the lender to make

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

revolving loans to the Fund in an aggregate principal amount not in excess of $1,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is June 26, 2025. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3:00 to 1:00 at any time. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2025, the Fund incurred a cost related to the setup and maintenance of the Credit Agreement (“Commitment fees”) as reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the twenty (20) days the Fund had outstanding borrowings were 7.69%, $685,000, $1,000,000, and $2,805, respectively. As of March 31, 2025 the Fund had $1,000,000 in outstanding borrowings.
Note 11 — Risk Factors
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the Investment Funds.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 12 — Events Subsequent to the Period End
In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

First Trust Private Assets Fund
FUND MANAGEMENT
March 31, 2025 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

First Trust Private Assets Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	26	President and Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Private Assets Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Private Assets Fund
FUND INFORMATION
March 31, 2025 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4 – 5, 2025 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Manager”) and First Trust Private Assets Fund (the “Fund”) (the “Investment Management Agreement”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Manager who provide the investment advisory and administrative services to the Fund. The Board determined that the Investment Manager’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including those used by the Investment Manager to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Investment Manager with respect to the Fund, noting that the Investment Manager also acted as investment adviser to certain funds with a similar investment objective and strategy. The Board further considered performance information of the Fund compared to sixteen comparable private markets unlisted closed-end funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that the Fund’s total return for the one-year and three-month periods ended September 30, 2024 were above the Peer Group median and average while the Fund underperformed against the relevant index for the one-year period ended September 30, 2024. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.
FEES AND EXPENSES
The Board reviewed and considered the advisory fee rate, incentive fee and total net expense ratio of the Fund. The Board compared the advisory fees and total net expense ratio for the Fund with various comparative data, including a third-party report on the advisory fees, incentive fee and expenses of the

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

Fund’s Peer Group. The Board noted that the Fund’s advisory fees, exclusive of the incentive fee, were lower than the Peer Group median and average, while total net expenses were higher than the Peer Group median and average, after taking into account acquired fund fees and expenses. If acquired fund fees and expenses were not included, the Fund’s net expenses were lower than its Peer Group median and average. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses and that such agreement would automatically renew for consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and total net expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the advisory fees under the Investment Management Agreement, which does not include breakpoints. The Board took into account the Investment Manager’s assertion that the breakpoints were not needed at current asset levels but it would re-evaluate as assets grew. The Board considered the Fund’s advisory fees and concluded that such fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT MANAGER
The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and the financial condition of each was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Manager in the future. The Board noted that the Investment Manager is an affiliate of the Fund’s distributor (the “Distributor”) and that the Distributor receives certain fees for its role as distributor and for other services related to the Fund that are paid by the Investment Manager. The Board further considered that a registered investment adviser affiliated with the Investment Manager receives additional management fees for assets held in the Fund by the affiliate registered investment adviser’s clients, noting that the Investment Manager does not participate in the management fees earned by the affiliate registered investment adviser. The Board noted that the Investment Manager does not have affiliations with the Fund’s transfer agent, fund accountant or custodian, and therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

	TICKER	CUSIP
First Trust Private Assets	FTPAX	33741D106
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended March 31 is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended September 30, 2024, 0.00% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended September 30, 2024, 0.00% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section 199A Dividends
For the year ended September 30, 2024 the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.
Section 163(j) Interest Dividends
For the year ended September 30, 2024, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
Capital Gain
For the year ended September 30, 2024, the Fund had no long-term capital gain distributions.
First Trust Private Assets Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $40,000 for 2024 and $47,500 for 2025.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $24,168 for 2024 and $46,680 for 2025.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2024 and $0 for 2025.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2024 through March 31, 2025 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2024 and $0 for 2025.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”) who are primarily responsible for the day-to-day portfolio management of First Trust Private Assets Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception	Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Private Assets Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 Account $55.51M	9 Accounts $298.46M	0 Accounts	6 Accounts $4,000.61M	6 Accounts $409.27M	0 Accounts
Brian Murphy	1 Account $55.51M	22 Accounts $298.46M	0 Accounts	6 Accounts $4,000.61M	13 Accounts $462.50M	0 Accounts

Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2025.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	Over $1,000,000
Brian Murphy	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) Change in the registrant’s independent public accountant is attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Private Assets Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.